UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Preliminary Redemption Results

dMY Squared Technology Group, Inc. (the “Company”) encourages shareholders to vote in favor of the proposals included in the Company’s revised definitive proxy statement (the “Revised Definitive Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 11, 2023. As disclosed in the Revised Definitive Proxy Statement, a special meeting of shareholders (“Special Meeting”) is scheduled to be held at 11:00 a.m. Eastern Time on January 2, 2024 for the purpose of voting on the proposals described in the Revised Definitive Proxy Statement, including a proposal to amend the Company’s Amended and Restated Articles of Organization (the “Extension Amendment Proposal”) to extend the date by which the Company must consummate a business combination from January 4, 2024 to January 29, 2024 (the “Initial Extension”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend such date up to twenty-three times for an additional one month each time (each, an “Additional Extension”), until up to December 29, 2025. If the Extension Amendment Proposal is approved, the Company’s sponsor, its affiliates, or its designees will deposit into the trust account established in connection with the Company’s initial public offering as a loan, (i) on or before January 4, 2024, with respect to the Initial Extension, an amount of $41,667, and (ii) one business day following the public announcement by the Company disclosing that the board of directors has determined to implement an Additional Extension, with respect to each such Additional Extension, an amount of $50,000.

As of 5:00 p.m. Eastern Time on December 28, 2023, the redemption deadline, holders of 4,579,414 shares of the Company’s Class A common stock elected to have their shares redeemed, out of a total of 6,319,000 shares of Class A common stock outstanding, which would result in 1,739,586 shares of Class A common stock remaining after giving effect to such redemptions.

Shareholders who wish to withdraw their previously submitted redemption request may do so at any time prior to 5:00 p.m. Eastern Time on December 29, 2023, without the Company’s consent, or thereafter with the Company’s consent at any time prior to the Special Meeting. Shareholders may request to reverse their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, or by email at spacredemptions@continentalstock.com.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01.

Additional Information and Where to Find It

The Company has filed with the SEC and mailed the Revised Definitive Proxy Statement to its shareholders of record as of November 13, 2023 in connection with the proposals to be voted on at the Special Meeting. Investors and security holders of the Company are advised to read the Revised Definitive Proxy Statement and any amendments thereto, because these documents contain important information about the proposals and the Company. Shareholders will also be able to obtain copies of the Revised Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: DMYY.info@investor.morrowsodali.com, or to the Company at dMY Squared Technology Group, Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, NV 89144.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Special Meeting under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the proposals to be voted on at the Special Meeting are set forth in the Revised Definitive Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 30, 2023 (the “Annual Report”). These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the proposals is not obtained; the inability of the Company to enter into a definitive agreement with respect to a business combination within the time provided in the Company’s organizational documents; the level of redemptions made by the Company’s shareholders in connection with the Special Meeting and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Revised Definitive Proxy Statement and Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY SQUARED TECHNOLOGY GROUP, INC.

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Chief Financial Officer
Date: December 29, 2023